[USAA EAGLE LOGO (R)]
USAA SHORT-TERM BOND FUND
Fund Shares, Institutional Shares, and Adviser Shares
SUPPLEMENT DATED DECEMBER 14, 2015
TO THE FUND'S PROSPECTUS
DATED DECEMBER 1, 2015

This Supplement updates certain information contained in the above-dated prospectus for the USAA Short-Term Bond Fund (the Fund). Please review this important information carefully.

The purpose of this Supplement is to revise the Fund’s average annual total returns.

Effective as of the date of this Supplement, the average annual total returns table found on page 6 of the Fund’s prospectus is hereby deleted in its entirety and replaced with the following:

AVERAGE ANNUAL TOTAL RETURNS
For Periods Ended December 31, 2014
	Past	Past	Past	Since	Inception
	1 Year	5 Years	10 Years	Inception	Date
Short-Term Bond Fund Shares
Return Before Taxes	1.66%	2.78%	3.74%
Return After Taxes on Distributions	0.90%	1.84%	2.48%
Return After Taxes on Distributions and Sale of Fund Shares	0.95%	1.78%	2.42%
Institutional Shares					8/1/2008
Return Before Taxes	1.68%	2.94%	-	3.86%
Adviser Shares					8/1/2010
Return Before Taxes	1.46%	-	-	2.03%
Indexes
Barclays 1-3 Government/Credit Index (reflects no deduction for fees, expenses, or taxes)	0.77%	1.41%	2.85%	2.09%**
Barclays 1-3 Year Credit Index* (reflects no deduction for fees, expenses, or taxes)	1.12%	2.42%	3.61%	3.37%**
Lipper Short Investment Grade Debt Funds Index (reflects no deduction for taxes)	0.99%	2.33%	2.77%	2.74%**

* As of December 1, 2015, the Barclays 1-3 Year Credit Index replaces the Barclays 1-3 Government/Credit Index as the Fund’s broad-based securities market index as it more closely represents the securities held in the Fund.

**The performance of the Barclays 1-3 Government/Credit Index, Barclays 1-3 Year Credit Index, and the Lipper Short Investment Grade Debt Funds Index is calculated from the end of the month, July 31, 2008, while the inception date of the Institutional Shares is August 1, 2008. There may be a slight variation in performance because of the difference.
The average annual total returns for the Barclays 1-3 Government/Credit Index, Barclays 1-3 Year Credit Index, and Lipper Short Investment Grade Debt Funds Index from July 31, 2010, through December 31, 2014, were 1.06%, 2.04% and 1.82%, respectively. The performance of the Barclays 1-3 Government/Credit Index, Barclay 1-3 Year Credit Index, and Lipper Short Investment Grade Debt Funds Index is calculated from the end of the month, July 31, 2010, while the inception date of the Adviser Shares is August 1, 2010. There may be a slight variation in performance because of the difference.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.
98463-1215